Exhibit 99.1

DISCOVER FINANCIAL SERVICES REPORTS FOURTH QUARTER RESULTS

Riverwoods, IL, Dec. 20, 2007 - Discover Financial Services (NYSE: DFS) today reported a net loss for the fourth quarter of 2007 of $84 million ($0.18 per share), including a non-cash impairment charge related to the company’s Goldfish business in the United Kingdom of $391 million ($279 million after tax, or $0.58 per share).  Excluding the impairment charge, the company earned $195 million ($0.40 per share), 4% above last year.  On a pretax basis, the company reported a loss of $88 million for the fourth quarter of 2007 ($303 million profit excluding the impairment charge), as compared to a profit of $186 million for the fourth quarter of 2006.

For the full year, the company reported net income of $561 million, or $1.17 per share, including the impairment charge.  Without the charge, net income would have been $840 million, or $1.75 per share.

Fourth Quarter Highlights

•	U.S. Card managed loans reached $48.2 billion, up 5% from last year driven by a 6% increase in credit card sales volume.
•
U.S. Card credit quality remained strong, although delinquency rates increased from last quarter reflecting weakening in the U.S. economy. The fourth quarter managed credit card net charge-off rate was 3.84% and the 30+ days delinquency rate was 3.59%.

•	Third-Party Payment debit and credit volume was $24.5 billion for the fourth quarter, 28% above last year.
•	The International Card segment reported reduced losses excluding the impairment charge.

“While we are disappointed with the impairment charge in our UK business, Discover’s overall fourth quarter profit before tax, excluding this charge, increased by 63% over last year,” said David Nelms, chief executive officer of Discover Financial Services.  “Our U.S. Card business achieved solid growth in sales volume and receivables, strong credit results and improved revenues and operating efficiencies.  In our Third-Party Payments segment, our network volume reached almost $25 billion in the quarter, an increase of 28%.  For the International Card segment, our loss before impairment was substantially reduced despite an elevated cost of funds and high credit losses.”

Segment Results (Managed Basis):

U.S. Card

Pretax income for the fourth quarter of 2007 was $328 million, up 43% from the fourth quarter of 2006, driven by higher net interest income and other income and by lower expenses, partially offset by higher provision for loan losses.
•	Interest income increased due to higher average receivables and an increase in interest yield, partially offset by higher interest expense resulting from increased funding costs and borrowings.
•
Other income increased, reflecting a favorable revaluation of the interest-only strip receivable, gains related to the sale of merchant contracts, higher loan fee revenue and lower rewards costs related to forfeiture changes in the program.

•	Expenses decreased, reflecting timing of advertising expenditures, lower overhead costs and a decrease in legal fees related to the Visa/MasterCard litigation.
•	Provision for loan losses increased due to a higher level of loans retained on the company’s balance sheet and an increase in the reserve rate that reflects recent delinquency and charge-off trends.

Managed loans grew for the seventh consecutive quarter to $48.2 billion, up 5% from last year, and strong sales volume continued, increasing 6%.  Credit quality remained strong, but delinquency rates increased from last quarter.  The managed credit card net charge-off rate of 3.84% was up 14 basis points from the third quarter of 2007, but was 15 basis points lower than last year.  The managed credit card 30+ days delinquency rate was 3.59%, up 43 basis points from the third quarter of 2007 and 20 basis points from last year.

Full year pretax income of $1.5 billion was down $136 million from 2006, driven by an increase in provision for loan losses partially offset by higher net interest income.

•
The provision for loan losses increased, reflecting a trend toward more normalized levels of bankruptcy charge-offs compared to the unusually low levels in 2006 and a higher level of loans retained on the company’s balance sheet.

•	An increase in interest income due to higher average receivables was partially offset by an increase in interest expense, reflecting increased funding costs and borrowings.

Full year credit card sales volume was a record $90.3 billion, up 4% over last year. The full year managed credit card net charge-off rate of 3.84% was 12 basis points lower than 2006.

Third-Party Payments

Fourth quarter pretax income of $8 million was up 9% from the fourth quarter of 2006 due to higher revenue related to increased volumes, partially offset by higher marketing and pricing incentives.  Third-Party Payment debit and credit volume was $24.5 billion for the fourth quarter of 2007, up 28% over last year, reflecting the impact of new financial institution signings as well as increased volumes from existing financial institutions.

Full year pretax income of $37 million was up 28% from 2006, driven by higher revenue from increased volumes that was partially offset by higher marketing and pricing incentives and from higher third-party card issuer fees.  Third-Party Payment debit and credit volume was $91.7 billion for 2007, up 25% from 2006.

International Card

The pretax loss of $423 million for the fourth quarter of 2007 included the non-cash impairment charge of $391 million.  Excluding this charge, the pretax loss of $32 million compared favorably to the pretax loss of $50 million for the fourth quarter of 2006 due to lower provision for loan losses and expenses and higher other income partially offset by lower net interest income.
•	Net interest income decreased, reflecting higher funding costs as a result of the spin-off and the rising interest rate environment in the United Kingdom.
•	The provision for loan losses decreased, reflecting lower reserve requirements.
•	Other income increased primarily due to a write-down of the interest-only strip receivable in the fourth quarter of 2006 and lower rewards costs.
•	Expenses decreased reflecting lower overhead costs and lower marketing and compensation expense.

Managed loans decreased 6% from last year, reflecting increased payments and reduced emphasis on loan growth, partially offset by a favorable foreign exchange rate. The fourth quarter managed net charge-off rate of 6.65% was up 9 basis points from the third quarter of 2007 and 85 basis points from last year.  Managed net charge-off dollars have stabilized, but the rate was up due to the effect of declining receivable balances.  The managed 30+ days delinquency rate of 5.25% was up 36 basis points from the third quarter of 2007 and 67 basis points from last year.

The full year 2007 pretax loss of $596 million compared unfavorably to the loss of $87 million for 2006, largely driven by the $391 million non-cash impairment charge as well as higher provision for loan losses and expenses.
•
The provision for loan losses increased, reflecting a full period of charge-offs related to the Goldfish and Liverpool Victoria portfolios, weakening in the consumer credit environment in the United Kingdom, certain maturing securitized receivables being retained in the portfolio, and an increase in reserves related to implementation of higher minimum payment requirements on certain accounts.

•	Expenses increased due to spin-off related costs and initiatives.

Full year credit card sales volume was $13.0 billion, up 25% over last year reflecting a full year of sales related to the Goldfish acquisition.  The full year managed net charge-off rate of 6.54% was up 109 basis points from 2006.

Dividend Declaration/Share Repurchase

The company declared a cash dividend of $0.06 per share, payable on Jan. 22, 2008 to stockholders of record at the close of business on Jan. 3, 2008.

As announced on Dec. 3, 2007, the Board of Directors approved a share repurchase program, authorizing the company to purchase up to $1 billion of its common stock. The program expires on Nov. 30, 2010, and may be terminated at any time.

Conference Call and Webcast Information

The company will host a conference call to discuss its fourth quarter results on Thursday, Dec. 20, 2007, at 10 a.m. Central time.  Interested parties can listen to the conference call via a live audio webcast at http://investorrelations.discoverfinancial.com.

About Discover Financial Services

Discover Financial Services (NYSE: DFS) is a leading credit card issuer and electronic payment services company with one of the most recognized brands in U.S.financial services. The company operates the Discover Card, America's cash rewards pioneer. Since its inception in 1986, the company has become one of the largest card issuers in the United States. Its payments businesses consist of the Discover Network, with millions of merchant and cash access locations, and PULSE, one of the nation's leading ATM/debit networks. Discover also operates the Goldfish credit card business in the United Kingdom. For more information, visit www.discoverfinancial.com.

Contacts:

Investors:
Craig Streem, 224-405-3575
craigstreem@discover.com

Media:
Leslie Sutton, 224-405-3965
lesliesutton@discover.com

A financial summary follows. Financial, statistical, and business related information, as well as information regarding business and segment trends, is included in the Financial Supplement. Both the earnings release and the Financial Supplement are available online in the Investor Relations section at www.discoverfinancial.com.

Financial information presented on a managed basis assumes that loans that have been securitized were not sold and presents financial information on these loans in a manner similar to the way financial information on loans that have not been sold is presented.  For more information, and a detailed reconciliation, please refer to the schedule titled “Reconciliation of GAAP to Managed” attached to this press release.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Discover Financial Services' management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the actions and initiatives of current and potential competitors; our ability to manage credit risks and securitize our receivables at acceptable rates; changes in economic variables, such as the number and size of personal bankruptcy filings, the rate of unemployment and the levels of consumer confidence and consumer debt; the level and volatility of equity prices, commodity prices and interest rates, currency values, investments and other market indices; the availability and cost of funding and capital; access to U.S. or U.K. debt and securitization markets; the ability to increase or sustain Discover Card usage or attract new cardmembers and introduce new products or services; our ability to attract new merchants and maintain relationships with current merchants; material security breaches of key systems; unforeseen and catastrophic events; our reputation; the potential effects of technological changes; the effect of political, economic and market conditions and geopolitical events; unanticipated developments relating to lawsuits, investigations or similar matters; the impact of current, pending and future legislation, regulation and regulatory and legal actions; our ability to attract and retain employees; the ability to protect our intellectual property; the impact of our separation from Morgan Stanley; the impact of any potential future acquisitions; investor sentiment; and the restrictions on our operations resulting from indebtedness incurred during our separation from Morgan Stanley.

These forward-looking statements speak only as of the date of this press release, and there is no undertaking to update or revise them as more information becomes available. Additional factors that could cause Discover Financial Services' results to differ materially from those described in the forward-looking statements can be found in the Company's Form 10, as amended, filed with the SEC and available at the SEC's Internet site (http://www.sec.gov).

Discover Financial Services
GAAP Basis
(unaudited, dollars in thousands, except per share statistics)
	Quarter Ended
	Nov 30, 2007	Aug 31, 2007	Nov 30, 2006

Earnings Summary
Interest Income	$748,889	$755,610	$622,166
Interest Expense	400,734	361,469	243,518
Net Interest Income	348,155	394,141	378,648
Other Income	1,003,251	845,498	828,263
Revenue Net of Interest Expense	1,351,406	1,239,639	1,206,911
Provision for Loan Losses	339,916	211,576	239,693
Employee Compensation and Benefits	226,494	227,904	234,625
Marketing and Business Development	163,916	163,015	197,601
Information Processing & Communications	98,926	99,065	102,936
Professional Fees	102,742	94,060	119,049
Premises and Equipment	21,761	22,611	23,886
Other Expense [1]	485,656	92,194	103,580
Total Other Expense	1,099,495	698,849	781,677
Income (Loss) Before Income Taxes [1]	(88,005)	329,214	185,541
Tax Expense	(3,938)	126,974	(981)
Net Income (Loss) [1]	$(84,067)	$202,240	$186,522

Effective Tax Rate	4.5%	38.6%	(0.5%)

Balance Sheet Statistics
Loan Receivables	$23,954,295	$22,393,598	$23,742,750
Total Assets	$37,348,409	$36,141,011	$29,067,242
Total Equity	$5,571,839	$5,667,282	$5,774,772
Total Tangible Equity	$5,218,375	$4,927,431	$5,039,867
Tangible Equity/Total Owned Assets	14.0%	13.6%	17.3%
ROE [1]	(6%)	14%	12%

Allowance for Loan Loss (period end)	$916,844	$792,883	$832,483
Change in Loan Loss Reserves	$120,703	$1,446	$16,623
Interest-only Strip Receivable (period end)	$400,313	$353,289	$337,752
Net Revaluation of Retained Interests	$37,298	$(24,043)	$5,492

Per Share Statistics
Basic EPS [1]	$(0.18)	$0.42	$0.39
Diluted EPS [1,2]	$(0.18)	$0.42	$0.39
Stock Price (period end)	$17.37	$23.14
Book Value	$11.66	$11.87
Ending Shares Outstanding (000's)	477,688	477,328	477,236
Weighted Average Shares Outstanding (000's)	477,567	477,272	477,236
Weighted Average Shares Outstanding (fully diluted) (000's)	477,567	480,071	477,236

Total Credit Card Loans
Credit Card Loans - Owned	$23,703,101	$22,301,589	$23,646,901
Average Credit Card Loans - Owned	$22,468,387	$22,646,290	$22,573,508

Interest Yield	10.43%	10.99%	10.27%
Net Principal Charge-off Rate	3.90%	3.71%	3.95%
Delinquency Rate (over 30 days)	3.50%	3.07%	3.22%
Delinquency Rate (over 90 days)	1.63%	1.44%	1.53%

Transactions Processed on Networks (000's)
Discover Network	378,438	384,335	358,152
PULSE Network	611,518	593,866	488,087
Total	989,956	978,201	846,239

Network Volume
PULSE Network	$23,035,361	$22,372,106
Third Party Issuers	1,458,959	1,492,568
Total Third Party Payments	24,494,320	23,864,674	$19,178,369
U.S. Card	23,482,095	24,411,714	22,283,874
Total	$47,976,415	$48,276,388	$41,462,243

[1]The quarter ended November 30, 2007 includes a $391 million pre-tax ($279 million after-tax) non-cash impairment charge related to the company's Goldfish business in the International Card Segment. Excluding the impairment charge the company's basic EPS would be $0.41 and $1.76, diluted EPS would be $0.40 and $1.75, and ROE would be 14% and 15% for the quarter and year end, respectively.

[2] For all periods prior to the spin off from Morgan Stanley, the same number of shares is being used for diluted EPS as for basic EPS as no common stock of Discover Financial Services was traded prior to July 2, 2007 and no Discover equity awards were outstanding for the prior periods.

Discover Financial Services
Managed Basis[1]
(unaudited, dollars in thousands)
	Quarter Ended
	Nov 30, 2007	Aug 31, 2007	Nov 30, 2006

Earnings Summary
Interest Income	$1,793,072	$1,751,919	$1,543,806
Interest Expense	815,208	767,451	609,102
Net Interest Income	977,864	984,468	934,704
Other Income	682,344	552,621	560,053
Revenue Net of Interest Expense	1,660,208	1,537,089	1,494,757
Provision for Loan Losses	648,718	509,026	527,539
Employee Compensation and Benefits	226,494	227,904	234,625
Marketing and Business Development	163,916	163,015	197,601
Information Processing & Communications	98,926	99,065	102,936
Professional Fees	102,742	94,060	119,049
Premises and Equipment	21,761	22,611	23,886
Other Expense [2]	485,656	92,194	103,580
Total Other Expense	1,099,495	698,849	781,677
Income (Loss) Before Income Taxes [2]	(88,005)	329,214	185,541
Tax Expense	(3,938)	126,974	(981)
Net Income (Loss) [2]	$(84,067)	$202,240	$186,522

Balance Sheet Statistics
Loan Receivables	$52,553,604	$51,892,455	$50,446,177
Average Loan Receivables	$51,818,029	$51,530,934	$49,318,549
Total Assets	$65,724,235	$65,457,390	$55,512,185
Total Equity [3]	$5,571,839	$5,667,282	$5,774,772
Total Tangible Equity [3]	$5,218,375	$4,927,431	$5,039,867
Tangible Equity/Net Managed Receivables	10.1%	9.6%	10.2%
Tangible Equity/Total Managed Assets	7.9%	7.5%	9.1%

Net Yield on Loan Receivables	7.57%	7.58%	7.60%
Return on Loan Receivables	(0.65%)	1.56%	1.52%

Total Credit Card Loans
Credit Card Loans - Managed	$52,302,410	$51,800,446	$50,350,328
Average Credit Card Loans - Managed	$51,688,457	$51,440,722	$49,214,953

Managed Interest Yield	12.63%	12.52%	12.22%
Managed Net Principal Charge-off Rate	4.08%	3.95%	4.15%
Managed Delinquency Rate (over 30 days)	3.73%	3.30%	3.50%
Managed Delinquency Rate (over 90 days)	1.74%	1.55%	1.65%

Total Credit Card Volume
Domestic	$26,159,776	$27,171,729	$25,682,545
International	3,428,543	3,601,870	3,547,702
Total	$29,588,319	$30,773,599	$29,230,247

Total Credit Card SalesVolume
Domestic	$22,588,639	$23,527,999	$21,404,325
International	3,212,885	3,296,360	3,123,230
Total	$25,801,524	$26,824,359	$24,527,555

Segment - Income Before Income Taxes
U.S. Card	$327,526	$387,085	$228,986
Third Party Payments	7,591	9,439	6,946
International Card	(423,122)	(67,310)	(50,391)
Total	$(88,005)	$329,214	$185,541

[1]Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented.  See Reconciliation of GAAP to Managed schedule.

[2] The quarter ended November 30, 2007 includes a $391 million pre-tax ($279 million after-tax) non-cash impairment charge related to the company's Goldfish business in the International Card Segment.

[3]Balance on a GAAP and Managed basis is the same.

Discover Financial Services
U.S. Card Segment
Managed Basis[1]
(unaudited, dollars in thousands)
	Quarter Ended
	Nov 30, 2007	Aug 31, 2007	Nov 30, 2006

Earnings Summay
Interest Income	$1,666,768	$1,626,214	$1,429,508
Interest Expense	743,975	697,643	562,185
Net Interest Income	922,793	928,571	867,323
Other Income	603,709	481,060	493,713
Revenue Net of Interest Expense	1,526,502	1,409,631	1,361,036
Provision for Loan Losses	584,722	418,349	452,965
Total Other Expense	614,254	604,197	679,085
Income Before Income Taxes	$327,526	$387,085	$228,986

Loan Receivables	$48,180,436	$47,444,107	$45,802,071
Average Loan Receivables	$47,381,471	$47,016,472	$44,899,320

Net Yield on Loan Receivables	7.81%	7.84%	7.75%
Pretax Return on Loan Receivables	2.77%	3.27%	2.05%

Total Credit Card Loans
Credit Card Loans - Managed	$47,929,242	$47,352,098	$45,706,222
Average Credit Card Loans - Managed	$47,251,899	$46,926,260	$44,795,724

Managed Interest Yield	12.85%	12.76%	12.42%
Managed Net Principal Charge-off Rate	3.84%	3.70%	3.99%
Managed Delinquency Rate (over 30 days)	3.59%	3.16%	3.39%
Managed Delinquency Rate (over 90 days)	1.68%	1.48%	1.59%

Total Credit Card Volume	$26,159,776	$27,171,729	$25,682,545
Sales Volume	$22,588,639	$23,527,999	$21,404,325

[1]Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented.  See Reconciliation of GAAP to Managed schedule.

Discover Financial Services
Third Party Payments Segment
(unaudited, dollars in thousands)
	Quarter Ended
	Nov 30, 2007	Aug 31, 2007	Nov 30, 2006

Earnings Summary
Interest Income	$650	$594	$516
Interest Expense	-	-	6
Net Interest Income	650	594	510
Other Income	29,305	29,465	28,077
Revenue Net of Interest Expense	29,955	30,059	28,587
Provision for Loan Losses	-	-	-
Total Other Expense	22,364	20,620	21,641
Income Before Income Taxes	$7,591	$9,439	$6,946

Network Volume
PULSE Network	$23,035,361	$22,372,106
Third Party Issuers	1,458,959	1,492,568
Total Third Party Payments	$24,494,320	$23,864,674	$19,178,369

Transactions Processed on PULSE Network (000's)	611,518	593,866	488,087

Discover Financial Services
International Card Segment
Managed Basis[1]
(unaudited, dollars in thousands)
	Quarter Ended
	Nov 30, 2007	Aug 31, 2007	Nov 30, 2006

Earnings Summary
Interest Income	$125,654	$125,111	$113,782
Interest Expense	71,233	69,808	46,911
Net Interest Income	54,421	55,303	66,871
Other Income	49,330	42,096	38,263
Revenue Net of Interest Expense	103,751	97,399	105,134
Provision for Loan Losses	63,996	90,677	74,574
Total Other Expense [2]	462,877	74,032	80,951
Income (Loss) Before Income Taxes [2]	$(423,122)	$(67,310)	$(50,391)

Loan Receivables	$4,373,168	$4,448,348	$4,644,106
Average Loan Receivables	$4,436,558	$4,514,462	$4,419,229

Net Yield on Loan Receivables	4.92%	4.86%	6.07%
Pretax Return on Loan Receivables [2]	(38.25%)	(5.92%)	(4.57%)

Total Credit Card Loans
Credit Card Loans - Managed	$4,373,168	$4,448,348	$4,644,106
Average Credit Card Loans - Managed	$4,436,558	$4,514,462	$4,419,229

Managed Interest Yield	10.32%	10.00%	10.23%
Managed Net Principal Charge-off Rate	6.65%	6.56%	5.80%
Managed Delinquency Rate (over 30 days)	5.25%	4.89%	4.58%
Managed Delinquency Rate (over 90 days)	2.43%	2.30%	2.22%

Total Credit Card Volume	$3,428,543	$3,601,870	$3,547,702
Sales Volume	$3,212,885	$3,296,360	$3,123,230

[1]Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented.  See Reconciliation of GAAP to Managed schedule.

[2] Includes non-cash impairment charge related to the company's Goldfish business ($391 million pre-tax, $279 million after-tax).

Discover Financial Services
Reconciliation of GAAP to Managed [1]
(unaudited, dollars in thousands)
	Quarter Ended
	Nov 30, 2007	Aug 31, 2007	Nov 30, 2006

Interest Income
GAAP Basis	$748,889	$755,610	$622,166
Securitization Adjustments [1]	1,044,183	996,309	921,640
Managed Basis	$1,793,072	$1,751,919	$1,543,806

Interest Expense
GAAP Basis	$400,734	$361,469	$243,518
Securitization Adjustments	414,474	405,982	365,584
Managed Basis	$815,208	$767,451	$609,102

Net Interest Income
GAAP Basis	$348,155	$394,141	$378,648
Securitization Adjustments	629,709	590,327	556,056
Managed Basis	$977,864	$984,468	$934,704

Other Income
GAAP Basis	$1,003,251	$845,498	$828,263
Securitization Adjustments	(320,907)	(292,877)	(268,210)
Managed Basis	$682,344	$552,621	$560,053

Revenue Net of Interest Expense
GAAP Basis	$1,351,406	$1,239,639	$1,206,911
Securitization Adjustments	308,802	297,450	287,846
Managed Basis	$1,660,208	$1,537,089	$1,494,757

Provision for Loan Losses
GAAP Basis	$339,916	$211,576	$239,693
Securitization Adjustments	308,802	297,450	287,846
Managed Basis	$648,718	$509,026	$527,539

Loan Receivables
GAAP Basis	$23,954,295	$22,393,598	$23,742,750
Securitization Adjustments	28,599,309	29,498,857	26,703,427
Managed Basis	$52,553,604	$51,892,455	$50,446,177

Total Assets
GAAP Basis	$37,348,409	$36,141,011	$29,067,242
Securitization Adjustments	28,375,826	29,316,379	26,444,943
Managed Basis	$65,724,235	$65,457,390	$55,512,185

Tangible Equity/Total Assets
GAAP Basis	14.0%	13.6%	17.3%
Securitization Adjustments	18.4%	16.8%	19.1%
Managed Basis	7.9%	7.5%	9.1%

Total Credit Card Loans
Credit Card Loans
GAAP Basis	$23,703,101	$22,301,589	$23,646,901
Securitization Adjustments	28,599,309	29,498,857	26,703,427
Managed Basis	$52,302,410	$51,800,446	$50,350,328

Average Credit Card Loans
GAAP Basis	$22,468,387	$22,646,290	$22,573,508
Securitization Adjustments	29,220,070	28,794,432	26,641,445
Managed Basis	$51,688,457	$51,440,722	$49,214,953

Discover Financial Services
Reconciliation of GAAP to Managed [1]
(unaudited, dollars in thousands)
	Quarter Ended
	Nov 30, 2007	Aug 31, 2007	Nov 30, 2006

Interest Yield
GAAP Basis	10.43%	10.99%	10.27%
Securitization Adjustments	14.33%	13.73%	13.88%
Managed Basis	12.63%	12.52%	12.22%

Net Principal Charge-off Rate
GAAP Basis	3.90%	3.71%	3.95%
Securitization Adjustments	4.23%	4.13%	4.32%
Managed Basis	4.08%	3.95%	4.15%

Delinquency Rate (over 30 days)
GAAP Basis	3.50%	3.07%	3.22%
Securitization Adjustments	3.92%	3.48%	3.76%
Managed Basis	3.73%	3.30%	3.50%

Delinquency Rate (over 90 days)
GAAP Basis	1.63%	1.44%	1.53%
Securitization Adjustments	1.84%	1.63%	1.75%
Managed Basis	1.74%	1.55%	1.65%

US CARD
Loan Receivables
GAAP Basis	$20,831,117	$19,170,450	$20,790,244
Securitization Adjustments	27,349,319	28,273,657	25,011,827
Managed Basis	$48,180,436	$47,444,107	$45,802,071

Domestic Credit Card Loans
Credit Card Loans
GAAP Basis	$20,579,923	$19,078,441	$20,694,395
Securitization Adjustments	27,349,319	28,273,657	25,011,827
Managed Basis	$47,929,242	$47,352,098	$45,706,222

Average Credit Card Loans
GAAP Basis	$19,276,203	$19,722,180	$19,785,248
Securitization Adjustments	27,975,696	27,204,080	25,010,476
Managed Basis	$47,251,899	$46,926,260	$44,795,724

Interest Yield
GAAP Basis	10.53%	11.22%	10.37%
Securitization Adjustments	14.45%	13.88%	14.04%
Managed Basis	12.85%	12.76%	12.42%

Net Principal Charge-off Rate
GAAP Basis	3.43%	3.27%	3.67%
Securitization Adjustments	4.13%	4.01%	4.23%
Managed Basis	3.84%	3.70%	3.99%

Delinquency Rate (over 30 days)
GAAP Basis	3.28%	2.80%	3.05%
Securitization Adjustments	3.82%	3.40%	3.67%
Managed Basis	3.59%	3.16%	3.39%

Delinquency Rate (over 90 days)
GAAP Basis	1.53%	1.31%	1.44%
Securitization Adjustments	1.79%	1.60%	1.72%
Managed Basis	1.68%	1.48%	1.59%

Discover Financial Services
Reconciliation of GAAP to Managed [1]
(unaudited, dollars in thousands)
	Quarter Ended
	Nov 30, 2007	Aug 31, 2007	Nov 30, 2006

INTERNATIONAL CARD
Loan Receivables
GAAP Basis	$3,123,178	$3,223,148	$2,952,506
Securitization Adjustments	1,249,990	1,225,200	1,691,600
Managed Basis	$4,373,168	$4,448,348	$4,644,106

International Credit Card Loans
Credit Card Loans
GAAP Basis	$3,123,178	$3,223,148	$2,952,506
Securitization Adjustments	1,249,990	1,225,200	1,691,600
Managed Basis	$4,373,168	$4,448,348	$4,644,106

Average Credit Card Loans
GAAP Basis	$3,192,184	$2,924,110	$2,788,260
Securitization Adjustments	1,244,374	1,590,352	1,630,969
Managed Basis	$4,436,558	$4,514,462	$4,419,229

Interest Yield
GAAP Basis	9.77%	9.42%	9.53%
Securitization Adjustments	11.75%	11.07%	11.41%
Managed Basis	10.32%	10.00%	10.23%

Net Principal Charge-off Rate
GAAP Basis	6.70%	6.71%	5.88%
Securitization Adjustments	6.52%	6.27%	5.67%
Managed Basis	6.65%	6.56%	5.80%

Delinquency Rate (over 30 days)
GAAP Basis	4.91%	4.63%	4.36%
Securitization Adjustments	6.09%	5.55%	4.96%
Managed Basis	5.25%	4.89%	4.58%

Delinquency Rate (over 90 days)
GAAP Basis	2.27%	2.21%	2.16%
Securitization Adjustments	2.83%	2.51%	2.32%
Managed Basis	2.43%	2.30%	2.22%

[1]Securitization Adjustments present the effect of loan securitization by recharacterizing as securitization income the portions of the following items that relate to the securitized loans: interest income, interest expense, provision for loan losses, discount and interchange revenue and loan fee revenues. Securitization income is reported in other income.

The data is presented on both a "managed" loan basis and as reported under generally accepted accounting principles ("owned" loan basis). Managed loan data assume that the company's securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the company's owned loans. The company operates its business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans. The company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations. Managed loan data is also relevant because the company services the securitized and owned loans, and the related accounts, in the same manner without regard to ownership of the loans. In addition, investors often request information on a managed basis which provides a more meaningful comparison to industry competitors.

Discover Financial Services
GAAP Basis
(unaudited, dollars in thousands, except per share statistics)
	Year Ended
	2007	2006

Earnings Summary
Interest Income	$2,888,169	$2,458,526
Interest Expense	1,382,415	940,040
Net Interest Income	1,505,754	1,518,486
Other Income	3,546,119	3,538,939
Revenue Net of Interest Expense	5,051,873	5,057,425
Provision for Loan Losses	950,165	755,637
Employee Compensation and Benefits	922,089	933,196
Marketing and Business Development	610,205	603,556
Information Processing & Communications	388,065	387,595
Professional Fees	391,024	367,769
Premises and Equipment	91,531	92,278
Other Expense [1]	753,598	335,089
Total Other Expense	3,156,512	2,719,483
Income (Loss) Before Income Taxes [1]	945,196	1,582,305
Tax Expense	384,149	505,689
Net Income (Loss) [1]	$561,047	$1,076,616

Effective Tax Rate	40.6%	32.0%

Balance Sheet Statistics
Loan Receivables	$23,954,295	$23,742,750
Total Assets	$37,348,409	$29,067,242
Total Equity	$5,571,839	$5,774,772
Total Tangible Equity	$5,218,375	$5,039,867
Tangible Equity/Total Owned Assets	14.0%	17.3%
ROE [1]	10%	20%

Allowance for Loan Loss (period end)	$916,844	$832,483
Change in Loan Loss Reserves	$77,580	$(71,309)
Interest-only Strip Receivable (period end)	$400,313	$337,752
Net Revaluation of Retained Interests	$44,878	$159,442

Per Share Statistics
Basic EPS [1]	$1.18	$2.26
Diluted EPS [1,2]	$1.17	$2.26
Stock Price (period end)
Book Value	$11.66
Ending Shares Outstanding (000's)	477,688	477,236
Weighted Average Shares Outstanding (000's)	477,328	477,236
Weighted Average Shares Outstanding (fully diluted) (000's)	478,879	477,236

Total Credit Card Loans
Credit Card Loans - Owned	$23,703,101	$23,646,901
Average Credit Card Loans - Owned	$22,814,043	$21,656,295

Interest Yield	10.58%	10.38%
Net Principal Charge-off Rate	3.82%	3.79%
Delinquency Rate (over 30 days)	3.50%	3.22%
Delinquency Rate (over 90 days)	1.63%	1.53%

Transactions Processed on Networks (000's)
Discover Network	1,486,366	1,399,933
PULSE Network	2,285,061	1,856,477
Total	3,771,427	3,256,410

Network Volume
PULSE Network	$86,236,408
Third Party Issuers	5,480,105
Total Third Party Payments	91,716,513	$73,196,400
U.S. Card	93,794,500	89,819,628
Total	$185,511,013	$163,016,028

[1]The quarter ended November 30, 2007 includes a $391 million pre-tax ($279 million after-tax) non-cash impairment charge related to the company's Goldfish business in the International Card Segment.  Excluding the impairment charge the company's basic EPS would be $0.41 and $1.76, diluted EPS would be $0.40 and $1.75, and ROE would be 14% and 15% for the quarter and year end, respectively.

[2] For all periods prior to the spin off from Morgan Stanley, the same number of shares is being used for diluted EPS as for basic EPS as no common stock of Discover Financial Services was traded prior to July 2, 2007 and no Discover equity awards were outstanding for the prior periods.

Discover Financial Services
Managed Basis[1]
(unaudited, dollars in thousands)
	Year Ended
	2007	2006

Earnings Summary
Interest Income	$6,860,519	$6,167,485
Interest Expense	2,975,788	2,337,589
Net Interest Income	3,884,731	3,829,896
Other Income	2,387,819	2,373,536
Revenue Net of Interest Expense	6,272,550	6,203,432
Provision for Loan Losses	2,170,842	1,901,644
Employee Compensation and Benefits	922,089	933,196
Marketing and Business Development	610,205	603,556
Information Processing & Communications	388,065	387,595
Professional Fees	391,024	367,769
Premises and Equipment	91,531	92,278
Other Expense [2]	753,598	335,089
Total Other Expense	3,156,512	2,719,483
Income (Loss) Before Income Taxes [2]	945,196	1,582,305
Tax Expense	384,149	505,689
Net Income (Loss) [2]	$561,047	$1,076,616

Balance Sheet Statistics
Loan Receivables	$52,553,604	$50,446,177
Average Loan Receivables	$51,440,039	$48,401,547
Total Assets	$65,724,235	$55,512,185
Total Equity [3]	$5,571,839	$5,774,772
Total Tangible Equity [3]	$5,218,375	$5,039,867
Tangible Equity/Net Managed Receivables	10.1%	10.2%
Tangible Equity/Total Managed Assets	7.9%	9.1%

Net Yield on Loan Receivables	7.55%	7.91%
Return on Loan Receivables	1.09%	2.22%

Total Credit Card Loans
Credit Card Loans - Managed	$52,302,410	$50,350,328
Average Credit Card Loans - Managed	$51,338,135	$48,216,546

Managed Interest Yield	12.44%	12.36%
Managed Net Principal Charge-off Rate	4.08%	4.08%
Managed Delinquency Rate (over 30 days)	3.73%	3.50%
Managed Delinquency Rate (over 90 days)	1.74%	1.65%

Total Credit Card Volume
Domestic	$106,620,818	$102,901,893
International	14,254,621	11,881,465
Total	$120,875,439	$114,783,358

Total Credit Card SalesVolume
Domestic	$90,262,556	$86,385,577
International	12,955,968	10,335,331
Total	$103,218,524	$96,720,908

Segment - Income Before Income Taxes
U.S. Card	$1,504,450	$1,640,453
Third Party Payments	36,960	28,949
International Card	(596,214)	(87,097)
Total	$945,196	$1,582,305

[1]Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented.  See Reconciliation of GAAP to Managed schedule.

[2] The quarter ended November 30, 2007 includes a $391 million pre-tax ($279 million after-tax) non-cash impairment charge related to the company's Goldfish business in the International Card Segment.

[3]Balance on a GAAP and Managed basis is the same.

Discover Financial Services
U.S. Card Segment
Managed Basis[1]
(unaudited, dollars in thousands)
	Year Ended
	2007	2006

Earnings Summay
Interest Income	$6,376,298	$5,748,698
Interest Expense	2,729,065	2,160,569
Net Interest Income	3,647,233	3,588,129
Other Income	2,101,076	2,097,676
Revenue Net of Interest Expense	5,748,309	5,685,805
Provision for Loan Losses	1,853,396	1,663,472
Total Other Expense	2,390,463	2,381,880
Income Before Income Taxes	$1,504,450	$1,640,453

Loan Receivables	$48,180,436	$45,802,071
Average Loan Receivables	$46,913,474	$44,409,231

Net Yield on Loan Receivables	7.77%	8.08%
Pretax Return on Loan Receivables	3.21%	3.69%

Total Credit Card Loans
Credit Card Loans - Managed	$47,929,242	$45,706,222
Average Credit Card Loans - Managed	$46,811,570	$44,277,249

Managed Interest Yield	12.66%	12.53%
Managed Net Principal Charge-off Rate	3.84%	3.96%
Managed Delinquency Rate (over 30 days)	3.59%	3.39%
Managed Delinquency Rate (over 90 days)	1.68%	1.59%

Total Credit Card Volume	$106,620,818	$102,901,893
Sales Volume	$90,262,556	$86,385,577

[1]Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented.  See Reconciliation of GAAP to Managed schedule.

Discover Financial Services
Third Party Payments Segment
(unaudited, dollars in thousands)
	Year Ended
	2007	2006

Earnings Summary
Interest Income	$2,376	$1,801
Interest Expense	19	23
Net Interest Income	2,357	1,778
Other Income	118,700	110,700
Revenue Net of Interest Expense	121,057	112,478
Provision for Loan Losses	-	-
Total Other Expense	84,097	83,529
Income Before Income Taxes	$36,960	$28,949

Network Volume
PULSE Network	$86,236,408
Third Party Issuers	5,480,105
Total Third Party Payments	$91,716,513	$73,196,400

Transactions Processed on PULSE Network (000's)	2,285,061	1,856,477

Discover Financial Services
International Card Segment
Managed Basis[1]
(unaudited, dollars in thousands)
	Year Ended
	2007	2006

Earnings Summary
Interest Income	$481,845	$416,986
Interest Expense	246,704	176,997
Net Interest Income	235,141	239,989
Other Income	168,043	165,160
Revenue Net of Interest Expense	403,184	405,149
Provision for Loan Losses	317,446	238,172
Total Other Expense [2]	681,952	254,074
Income (Loss) Before Income Taxes [2]	$(596,214)	$(87,097)

Loan Receivables	$4,373,168	$4,644,106
Average Loan Receivables	$4,526,565	$3,992,316

Net Yield on Loan Receivables	5.19%	6.01%
Pretax Return on Loan Receivables [2]	(13.17%)	(2.18%)

Total Credit Card Loans
Credit Card Loans - Managed	$4,373,168	$4,644,106
Average Credit Card Loans - Managed	$4,526,565	$3,939,297

Managed Interest Yield	10.11%	10.38%
Managed Net Principal Charge-off Rate	6.54%	5.45%
Managed Delinquency Rate (over 30 days)	5.25%	4.58%
Managed Delinquency Rate (over 90 days)	2.43%	2.22%

Total Credit Card Volume	$14,254,621	$11,881,465
Sales Volume	$12,955,968	$10,335,331

[1]Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented.  See Reconciliation of GAAP to Managed schedule.

[2] Includes non-cash impairment charge related to the company's Goldfish business ($391 million pre-tax, $279 million after-tax).

Discover Financial Services
Reconciliation of GAAP to Managed [1]
(unaudited, dollars in thousands)
	Year Ended
	2007	2006

Interest Income
GAAP Basis	$2,888,169	$2,458,526
Securitization Adjustments [1]	3,972,350	3,708,959
Managed Basis	$6,860,519	$6,167,485

Interest Expense
GAAP Basis	$1,382,415	$940,040
Securitization Adjustments	1,593,373	1,397,549
Managed Basis	$2,975,788	$2,337,589

Net Interest Income
GAAP Basis	$1,505,754	$1,518,486
Securitization Adjustments	2,378,977	2,311,410
Managed Basis	$3,884,731	$3,829,896

Other Income
GAAP Basis	$3,546,119	$3,538,939
Securitization Adjustments	(1,158,300)	(1,165,403)
Managed Basis	$2,387,819	$2,373,536

Revenue Net of Interest Expense
GAAP Basis	$5,051,873	$5,057,425
Securitization Adjustments	1,220,677	1,146,007
Managed Basis	$6,272,550	$6,203,432

Provision for Loan Losses
GAAP Basis	$950,165	$755,637
Securitization Adjustments	1,220,677	1,146,007
Managed Basis	$2,170,842	$1,901,644

Loan Receivables
GAAP Basis	$23,954,295	$23,742,750
Securitization Adjustments	28,599,309	26,703,427
Managed Basis	$52,553,604	$50,446,177

Total Assets
GAAP Basis	$37,348,409	$29,067,242
Securitization Adjustments	28,375,826	26,444,943
Managed Basis	$65,724,235	$55,512,185

Tangible Equity/Total Assets
GAAP Basis	14.0%	17.3%
Securitization Adjustments	18.4%	19.1%
Managed Basis	7.9%	9.1%

Total Credit Card Loans
Credit Card Loans
GAAP Basis	$23,703,101	$23,646,901
Securitization Adjustments	28,599,309	26,703,427
Managed Basis	$52,302,410	$50,350,328

Average Credit Card Loans
GAAP Basis	$22,814,043	$21,656,295
Securitization Adjustments	28,524,092	26,560,251
Managed Basis	$51,338,135	$48,216,546

Discover Financial Services
Reconciliation of GAAP to Managed [1]
(unaudited, dollars in thousands)
	Year Ended
	2007	2006

Interest Yield
GAAP Basis	10.58%	10.38%
Securitization Adjustments	13.93%	13.96%
Managed Basis	12.44%	12.36%

Net Principal Charge-off Rate
GAAP Basis	3.82%	3.79%
Securitization Adjustments	4.28%	4.31%
Managed Basis	4.08%	4.08%

Delinquency Rate (over 30 days)
GAAP Basis	3.50%	3.22%
Securitization Adjustments	3.92%	3.76%
Managed Basis	3.73%	3.50%

Delinquency Rate (over 90 days)
GAAP Basis	1.63%	1.53%
Securitization Adjustments	1.84%	1.75%
Managed Basis	1.74%	1.65%

US CARD
Loan Receivables
GAAP Basis	$20,831,117	$20,790,244
Securitization Adjustments	27,349,319	25,011,827
Managed Basis	$48,180,436	$45,802,071

Domestic Credit Card Loans
Credit Card Loans
GAAP Basis	$20,579,923	$20,694,395
Securitization Adjustments	27,349,319	25,011,827
Managed Basis	$47,929,242	$45,706,222

Average Credit Card Loans
GAAP Basis	$19,845,880	$19,120,946
Securitization Adjustments	26,965,690	25,156,303
Managed Basis	$46,811,570	$44,277,249

Interest Yield
GAAP Basis	10.75%	10.50%
Securitization Adjustments	14.07%	14.08%
Managed Basis	12.66%	12.53%

Net Principal Charge-off Rate
GAAP Basis	3.41%	3.64%
Securitization Adjustments	4.15%	4.20%
Managed Basis	3.84%	3.96%

Delinquency Rate (over 30 days)
GAAP Basis	3.28%	3.05%
Securitization Adjustments	3.82%	3.67%
Managed Basis	3.59%	3.39%

Delinquency Rate (over 90 days)
GAAP Basis	1.53%	1.44%
Securitization Adjustments	1.79%	1.72%
Managed Basis	1.68%	1.59%

Discover Financial Services
Reconciliation of GAAP to Managed [1]
(unaudited, dollars in thousands)
	Year Ended
	2007	2006

INTERNATIONAL CARD
Loan Receivables
GAAP Basis	$3,123,178	$2,952,506
Securitization Adjustments	1,249,990	1,691,600
Managed Basis	$4,373,168	$4,644,106

International Credit Card Loans
Credit Card Loans
GAAP Basis	$3,123,178	$2,952,506
Securitization Adjustments	1,249,990	1,691,600
Managed Basis	$4,373,168	$4,644,106

Average Credit Card Loans
GAAP Basis	$2,968,163	$2,535,349
Securitization Adjustments	1,558,402	1,403,948
Managed Basis	$4,526,565	$3,939,297

Interest Yield
GAAP Basis	9.42%	9.51%
Securitization Adjustments	11.43%	11.94%
Managed Basis	10.11%	10.38%

Net Principal Charge-off Rate
GAAP Basis	6.56%	4.94%
Securitization Adjustments	6.49%	6.36%
Managed Basis	6.54%	5.45%

Delinquency Rate (over 30 days)
GAAP Basis	4.91%	4.36%
Securitization Adjustments	6.09%	4.96%
Managed Basis	5.25%	4.58%

Delinquency Rate (over 90 days)
GAAP Basis	2.27%	2.16%
Securitization Adjustments	2.83%	2.32%
Managed Basis	2.43%	2.22%

[1]Securitization Adjustments present the effect of loan securitization by recharacterizing as securitization income the portions of the following items that relate to the securitized loans: interest income, interest expense,provision for loan losses, discount and interchange revenue and loan fee revenues. Securitization income is reported in other income.

The data is presented on both a "managed" loan basis and as reported under generally accepted accounting principles ("owned" loan basis). Managed loan data assume that the company's securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the company's owned loans. The company operates its business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans. The company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations. Managed loan data is also relevant because the company services the securitized and owned loans, and the related accounts, in the same manner without regard to ownership of the loans. In addition, investors often request information on a managed basis which provides a more meaningful comparison to industry competitors.